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                                                                   EXHIBIT 23.02


                   CONSENT OF KPMG, LLP, INDEPENDENT AUDITORS


The Board of Directors
Talarian Corporation:

We consent to the use of our form of report included herein and to the references to our firm under the heading "Experts" and "Selected Consolidated Financial Data" in the prospectus.




Mountain View, California
April 11, 2000